UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JANUARY 13, 2005

                         COMMISSION FILE NO.:  000-49933

                         NATIONAL PARKING SYSTEMS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                                95-4886472
   ----------------------------          ---------------------------------
   (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
      OF  INCORPORATION)

              200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (770) 650-1733
                                 --------------
                            (ISSUER TELEPHONE NUMBER)

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

See  Item  2.01  below.

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On January 13, 2005, National Parking Systems, Inc. (the "Company"), acquired 100% of the issued and outstanding shares of ABS Holding Company, Inc., a Nevada corporation ("ABS") and BH Holding Company, Inc., a Nevada corporation ("BH") in exchange for 40,350,000 restricted shares (the "Shares") of the Company's common stock, an aggregate of $86,750 in Junior Convertible Debentures ("Junior Debentures"), and the assumption of $335,000 of ABS's and BH's obligations under Senior Secured Convertible Debenture (the "Senior Debenture") (collectively, the "Exchange"), in connection with a Stock Exchange Agreement, entered into between the Company, ABS, BH, The Morpheus Trust ("Morpheus"), Livingston Investments, Ltd. ("Livingston"), Burton Partners, LLC ("Burton"), Picasso, LLC ("Picasso"), and The Gateway Real Estate Investment Trust ("Gateway") (the "Exchange Agreement").

     In connection with the Exchange Agreement, the Company also entered into a Security Agreement providing that the Senior Debenture shall be secured by all of the assets of the Company ("Security Agreement").

     Pursuant to the Exchange, the Company's Chief Executive Officer, Marc Ebersole, who was the sole shareholder of the common stock of both ABS and BH prior to the Exchange, received 32,600,000 restricted shares of the Company's common stock in exchange for his common stock shares of ABS and BH. Mr. Ebersole subsequently transferred 1,100,000 of those shares to two individuals, and 1,000,000 restricted shares to his niece, Christine Ebersole, who is also an employee of the Company. Additionally, Morpheus, Livingston, Burton, Picasso and Gateway ("Preferred Stock Sellers") each exchanged 1,000 preferred shares of ABS and 1,000 preferred shares of BH, representing 100% of the total outstanding preferred stock shares of both ABS and BH, for 1,550,000 restricted shares of the Company's common stock and a $17,350 debenture, for an aggregate of 7,750,000 shares and $86,750 in debentures.

JUNIOR  DEBENTURES
------------------

     In addition to the 1,550,000 restricted shares of the Company's common stock which each of the Preferred Stock Sellers received, each Preferred Stock Seller received a Junior Debenture in the amount of $17,350, for a total of $86,750. The Junior Debentures do not bear interest and are payable on January 31, 2010. Additionally, the Junior Debentures are convertible at the request of the holder, at the lesser of (i) 30% of the average of the three lowest closing prices in the twenty (20) trading days immediately preceding the date of conversion or (ii) $0.001. Each Junior Debenture has a provision limiting the Junior Debenture holder to not beneficially own more than 4.99% of the Company's outstanding common stock However, in the event of an event of default under the Junior Debentures, the conversion price will be 50% of the conversion price then in effect, and if an event of default continues for Sixty (60) days, the 4.9% ownership limit will not apply.

     The main events of default under the Junior Debentures include: if the Company does not make the payment of the principal of the Junior Debenture when it becomes due, the Company does not issue the proper amount of shares, within seven business days of the Company's receipt of a valid notice of conversion, the Company defaults under any indebtedness or obligation where the amount is equal to at least $100,000, the Company's common stock is delisted from any securities exchange, or if the Company commences a voluntary petition under bankruptcy law. If an event of default occurs under the Junior Debenture, the Preferred Stock Seller may declare the remaining principal amount of the Junior Debenture immediately due and payable.

     Pursuant to each Junior Debenture, the Preferred Stock Sellers can currently each convert their $17,350 Junior Debenture into 17,350,000 shares of the Company's common stock, based on a conversion price of $0.001, provided however that under each Junior Debenture no Preferred Stock Seller may hold more than 4.99% of the Company's outstanding common stock at one time.

SENIOR  DEBENTURE
-----------------

     In connection with the Exchange, the Company assumed ABS's and BH's obligations under a $1,000,000 Senior Secured Convertible Debenture, entered into between ABS, BH and Hyde Investments, Ltd. ("Hyde") as of October 15, 2004. Currently $335,000 has been advanced by Hyde pursuant to the Senior Debenture. Under the Senior Debenture, the Company is obligated to pay interest on the outstanding amount of the Senior Debenture at the rate of Ten Percent (10%) per year, payable on the first day of each month, until the principal amount is paid in full or the total amount owed is converted. The maturity date of the Senior Debenture is October 15, 2005. The Senior Debenture is personally guaranteed by the Company's Chief Executive Officer, Marc Ebersole.

     The conversion rate of the Senior Debenture is the lower of (i) 30% of the average of the three lowest closing prices in the twenty (20) trading days immediately preceding the date of conversion or (ii) $0.10. An event of default under the Senior Debenture occurs if, the Company does not make payment of the principal of the Senior Debenture when due and payable at maturity, the Company does not make a payment other than the total owed at maturity within five (5) days of the due date, the Company defaults under any indebtedness or obligation where the amount is equal to at least $100,000, or if the Company commences a voluntary petition under bankruptcy law, among others. Upon an event of default under the Senior Debenture, Hyde may declare the remaining amount of the principal, together with all accrued interest to be due and payable.

                            DESCRIPTION OF BUSINESSES
                            -------------------------

                            BH HOLDING COMPANY, INC.
                            ------------------------

     BH, was incorporated in the state of Nevada on November 4, 2004. BH has a wholly owned subsidiary, J & K Parking, d/b/a B&H Parking, a Georgia corporation ("J&K") that specializes in valet parking services and was purchased by BH in November 2004. At the time J&K was purchased by BH, it was co-owned by the Company's Chief Executive Officer, Marc Ebersole, and Scott Pringle, who is unaffiliated with the Company. BH purchased J&K for: a) $175,000 in cash, b) $25,000 in the form of a promissory note payable to Mr. Pringle, of which $20,833.34 remains unpaid, c) $30,000 in the form of a promissory note to Mr. Ebersole, which bears interest at 18% per year, and is payable in monthly installments of $900 for the first year, with the remaining balance of $24,131.45, payable on December 1, 2005, of which $28,200 currently remains unpaid, and d) 10,000 shares of BH common stock which were granted to Mr. Ebersole, and later exchanged with the Company pursuant to the Exchange, for ownership of J&K (throughout this Form 8-K, references to BH include J&K).

     BH currently operates mainly in the Atlanta, Georgia, area, however, BH does currently provide some services in Tampa, Florida, and the Company plans to expand BH's operations as part of its business plan.

     The bulk of BH's clients, approximately 90%, are ongoing relationships, however BH routinely gets calls from individuals and entities who are having private parties and need valet parking services on an intermittent basis. Currently, BH operates valet operations in approximately 19 locations. Additionally, for some of BH's ongoing clients, BH not only supplies the valet parking employees, but also has control over the parking lots of these clients. As a result of fluctuations in seasonal need for valet parking services, the Company is busier in the winter and spring and around convention season in Atlanta.

INSURANCE

     Currently, BH employees park approximately 25,000-30,000 cars a week. Because of this, BH carries garage keeper's liability insurance on its parkers and operations, whereby BH is covered if any damage occurs to the cars they are parking or anything is stolen from the cars themselves. BH averages one claim a week for damage done to the cars they park, which is normally just dents or dings. The average claim made to BH is approximately $875. BH's current insurance carries a $2,500 deductible per claim. Therefore, it has been BH's policy not to submit claims to its insurance company unless the estimated loss is greater than $5,000 and as a result, BH chooses to pay almost all its claims itself.

EMPLOYEE  SCREENING

     Strangers trust BH employees with their cars and their belongings when they valet park with BH, because of this, BH takes precautions in who they hire to work as valets. BH screens potential employees by looking at their motor vehicle report, and will disqualify job candidates based on things like excessive speeding tickets and reckless driving charges.

                            ABS HOLDING COMPANY, INC.
                            -------------------------

     ABS, which is in the business of providing vehicle immobilization services to parking lot owners in Atlanta, Georgia, was incorporated in the state of Nevada on November 4, 2004. In November 2004, ABS purchased the assets of Blue Sky Parking, Inc. ("Blue Sky"). Blue Sky had obtained its assets from Advanced Booting Services, Inc., which was originally co-founded by the Company's Chief Executive Officer, Marc Ebersole, in November 1999, and later sold to Blue Sky, in August 2003. The assets of Blue Sky were purchased by ABS for $200,000, of which $100,000 was paid in cash and $100,000 in the form of a promissory note to Blue Sky. The $100,000 note bears no interest and is payable in thirty-six installments of $2,777.78, of which $94,444.44 remains to be paid.

     ABS owns approximately 25 vehicle immobilization boots, which are attached to the wheel of a vehicle which is illegally parked, and are intended to prevent that vehicle from moving until the owner pays a fine of $55.00.

     ABS currently has contracts to provide booting services to two parking locations, one owned by ParkAmerica and one in the "Around Lenox" shopping
center.    However,  "Around Lenox" has given the Company  notice that  they no longer  require  the  services  of  ABS.

     When someone is illegally parked in one of ABS's client's parking lots, the client or another individual in charge of the client's parking lot will call ABS to provide booting services. ABS contracts with approximately six independent booters, who have permits granted by the Atlanta Police Dept. When ABS gets a call, they contact one of their booters who will then find the illegally parked vehicle and install a boot on one of the vehicle's tires. The vehicle owner must then pay $55.00 to get the boot removed from his vehicle. ABS receives the majority of that payment, with the independent contractor booters being paid on a per boot basis by the Company.

BUSINESS  DEVELOPMENT

     The Company's goal is to grow its operations by acquiring additional booting and/or parking companies, which may include valet parking, parking management, parking control, or parking equipment companies, or possibly purchasing existing parking lots or lots which the Company can make into parking lots. The amount of money the Company will require for these acquisitions is dependent on what acquisitions the Company may choose to make.

COMPETITIVE  BUSINESS  CONDITIONS

     The valet parking and vehicle immobilization industries are highly competitive. Currently, BH is well diversified and has many clients, while ABS depends on two main clients for its revenues, one of which has given notice to the Company that they will no longer require the Company's services. BH has approximately three competitors in the Atlanta Georgia area.

COPYRIGHTS,  PATENTS,  TRADEMARKS  &  LICENSES

     Neither ABS nor BH have any copyrights, patents, trademarks, or other types of intellectual property. ABS does hold a license for booting services in the Atlanta, Georgia area.

NEED  FOR  GOVERNMENTAL  APPROVAL  AND  THE  EFFECTS  OF  REGULATIONS

     In connection with ABS's vehicle immobilization services, ABS must be licensed by the city of Atlanta, Georgia, to operate its booting operations. Additionally, the booters which the Company deals with must have permits issued by the Atlanta Police Department. In the past, the Company has not had any trouble obtaining its license to operate its booting services, which are valid for one year from the date of issuance.

RESEARCH  &  DEVELOPMENT  OVER  THE  PAST  TWO  YEARS

     Neither BH nor ABS has spent any money on research and development since they were incorporated in November 2004.

EMPLOYEES

     BH currently employs two full-time employees and approximately fifty (50) independent contractors, as valet parking personnel, although the number of parking personnel employed by BH varies seasonally.

     ABS currently employs two (2) individuals on full-time basis and approximately six (6) independent contractors who actually attach ABS's vehicle immobilization boots to the illegally parked vehicles.

DESCRIPTION  OF  PROPERTY

     The Company currently rents 1,530 square feet of office space in Atlanta, Georgia, at a monthly rental cost of $1,350.00. The Company's current lease is valid until March 31, 2009.

LEGAL  PROCEEDINGS

     From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. Other than the legal proceedings listed below, we are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. However, we may become involved in material legal proceedings in the future.

     Allstate filed a lawsuit in Fulton County, GA, against the Company, in December 2004, alleging property damage in the amount of $4,000.00.

     David Adams filed a lawsuit against the Company in February 2004, alleging $28,000 in damages caused to his car as a result of it being stolen from one of the lots that BH services. The court granted the Company's motion for summary judgment in January 2005, and Adams has since filed a notice of appeal in the Court of Appeals.

                                  RISK FACTORS
                                  ------------

NEED  FOR  ADDITIONAL  FINANCING.

     The Company can continue its current operations indefinitely, assuming the Company has approximately the same number of clients and receives approximately the same amount of income from its services. However, the Company's goal is to grow its operations by acquiring additional booting and/or parking companies, which may include valet parking, parking management, parking control, or parking equipment companies, or possibly even the purchase existing parking lots or lots which can be made into parking lots. The amount of money the Company will require for these acquisitions is dependent on what acquisitions the Company may choose to make. While the amount of additional financing the Company will require for these acquisitions is currently unknown, the Company anticipates that it will require a substantial amount of additional financing. Currently, the Company does not have any commitments or identified sources of capital from third parties or from the Company's officers, directors or majority shareholders. There is no assurance that additional financing will be available on favorable terms, if at all. If the Company is unable to raise such financing, it may not be able to complete any acquisitions, and may be forced to curtail or abandon its business plan.

WE  DEPEND  HEAVILY  ON  MARC  EBERSOLE,  THE  COMPANY'S CHIEF EXECUTIVE OFFICER

     The success of the Company depends heavily upon the personal efforts and abilities of Marc Ebersole, the Company's Chief Executive Officer and Director. The Company has entered into a Five (5) year employment agreement with Mr. Ebersole. However, the Company currently has no key man insurance or life insurance policies on Mr. Ebersole. The loss of Mr. Ebersole could have a material adverse effect on our business, results of operations and/or financial condition. In addition, the absence of Mr. Ebersole will force us to seek a replacement who may have less experience or who may not understand our business, or we may not be able to find a suitable replacement. If this were to happen, the Company may be forced to curtail or abandon its business plan.

GROWTH WILL PLACE SIGNIFICANT STRAINS ON OUR MANAGERIAL, ADMINISTRATIVE AND OTHER RESOURCES.

     Any growth that we experience is expected to place a significant strain on our managerial and administrative resources. Marc Ebersole is our only officer. We have limited employees who perform administrative functions. Further, if our business grows, we will be required to manage multiple relationships with various clients and third parties and numerous valet parking personnel. These requirements will be exacerbated in the event of further growth. There can be no assurance that our other resources such as our systems, procedures or controls will be adequate to support our growing operations or that we will be able to achieve the rapid execution necessary to successfully offer our services and implement our business plan. Assuming that our business grows, our future success will depend on our ability to add additional management and administrative personnel to help compliment our current employees as well as other resources. If we are unable to add additional managerial and administrative resources, it may prevent us from continuing our business plan and could have an adverse effect on the value of our securities.

MARC EBERSOLE CAN VOTE AN AGGREGATE OF 75.4% OF OUR COMMON STOCK AND CAN EXERCISE CONTROL OVER CORPORATE DECISIONS INCLUDING THE APPOINTMENT OF NEW DIRECTORS

     Marc Ebersole, our Chief Executive Officer, can vote an aggregate of 30,500,000 shares or 75.4% of our outstanding common stock. Accordingly, Mr. Ebersole will exercise control in determining the outcome of all corporate transactions and other matters, including the election of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. Any investors who purchase shares of the Company's common stock, will be minority shareholders and as such will have little to no say in the direction of the Company and the election of Directors. Additionally, it will be difficult if not impossible for investors to remove Mr. Ebersole as a Director of the Company, which will mean he will remain in control of who serves as officers of the Company, as well as whether any changes are made in the Company's Board of Directors. As a potential investor in the Company, you should keep in mind that even if you own shares of the Company's Common Stock and wish to vote them at annual or special shareholder meetings, your shares will likely have little effect on the outcome of corporate decisions.

THE  COMPANY  FACES  POTENTIAL LIABILITY FOR ITS VEHICLE IMMOBILIZATION SERVICES

     The Vehicle Immobilization business is regulated in some jurisdictions, which may have an impact on ABS's ability to expand its operations. For example, if ABS decides to expand into areas where regulations exist, it benefits ABS because there is already a statutory framework which specifically sets forth what is permitted and what is not permitted of vehicle immobilization services, assuming that ABS can obtain licenses to operate in these areas. If however, ABS decides to try to expand into a jurisdiction where there no regulations in place, ABS has less guidance as to what is permitted. Therefore, it is more risky to expand in those jurisdictions. The Company may face potential liability for vehicle immobilization services which it conducts, especially in those jurisdictions without regulatory statutes already in place. As a result of this liability, the Company could be forced to expend money in defending itself or paying judgments, which could cause the Company's revenues to decrease, causing a decline in the Company's securities.

THE COMPANY FACES POTENTIAL LIABILITY FOR THE ACTIONS OF ITS VALET EMPLOYEES AND DAMAGE WHICH MAY OCCUR TO THE VEHICLES THEY PARK.

     The Company screens potential valet employee's motor vehicle records before deciding on hiring them as independent contractors. However, there is still the chance that through an employee's actions, damage could be caused to a vehicle they are parking. Additionally, the Company currently averages one claim per week from someone alleging that their vehicle was dented or dinged while in the care of the Company's valets. The Company currently carries garage keepers insurance to cover these incidents, but in the future, should the Company lose this coverage, or the Company's insurance does not cover these incidents, the Company could be forced to expend substantial resources in litigating or settling these matters. If this were to happen, it would cause the Company's revenues to decrease and cause the Company's securities to decline in value.

THE CITY OF ATLANTA, GEORGIA, COULD STOP ISSUING LICENSES AND PERMITS AND/OR DISALLOW FURTHER BOOTING ACTIVITIES

     Currently, the city of Atlanta, Georgia, regulates the Company's booting activities and issues yearly licenses for booting services. Additionally, the booters who put the Company's boots on the vehicles, to immobilize them, must have permits from the Atlanta police Dept. If the city of Atlanta refuses to renew the Company's license, disallows further booting, or the Atlanta police department fails to issue permits to booters, the Company could be forced to expend additional resources to obtain new booters or a new license, and there can be no assurance that the Company will be able to retain such new booters or obtain a new license on favorable terms, or at all. If this were to happen, it will likely cause the value of the Company's securities to decrease.

THE ISSUANCE AND SALE OF COMMON STOCK UNDERLYING THE JUNIOR DEBENTURES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

     As of the filing of this Form 8-K, we had 40,425,011 shares of common stock outstanding, which does not include 3,000,000 shares of common stock which we have agreed to issue to London Finance Group, Ltd. in connection with a Consulting Agreement (see Item 8.01 Other Events). The Preferred Stock Sellers may convert their Junior Debentures into 86,750,000 shares of our common stock at a conversion price of $0.001 per share, of which no shares have been issued as of the date of this report. Even though the Preferred Stock Sellers cannot own more than 4.99% of our outstanding common stock at any one time, they can continuously convert their debt and sell their sales over a period of time and stay below the 4.99% maximum ownership limit. As sequential conversions and sales take place, the price of our common stock may decline and other shareholders in the Company may have their shares diluted by the conversions of the Preferred Stock Sellers.

THE  COMPANY  FACES  COMPETITION  FOR  ITS  SERVICES

     The Company faces intense competition for both its valet parking services and its vehicle immobilization services. These competitors include larger companies which compete with the Company in both the valet parking and vehicle immobilization industries, those companies may have financial resources, equipment, and expertise in the valet parking and vehicle immobilization fields which is greater than the Company's. As a result, the Company may be unable to compete with these larger companies and may be forced to abandon or curtail its business plan.

ABS CURRENTLY RELIES ON TWO MAJOR CUSTOMERS FOR ITS REVENUE, ONE WHICH HAS GIVEN NOTICE TO THE COMPANY

     All of ABS's revenue currently comes from two major clients, ParkAmerica and Around Lenox, which is a shopping center in Atlanta, Georgia. Around Lenox has given notice to the Company that they no longer need booting services from the Company. While the Company hopes to diversify ABS's client base in the future, if ABS were to lose its remaining customer, or fail to find additional clients for its booting services, it would have an adverse effect on the Company's operations. If this were to happen the Company could be forced to abandon or curtail its vehicle immobilization operations, which would likely decrease the value of the Company's securities.

IF  THERE IS A MARKET FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE.

     If there is a market for our common stock, we anticipate that such market will be subject to wide fluctuations in response to several factors, including, but not limited to:

     (1)     actual  or  anticipated  variations  in  our results of operations;
     (2)     our  ability  or  inability  to  generate  new  revenues;
     (3)     the  number  of  shares  in  our  public  float;
     (4)     increased  competition;  and
     (5) conditions and trends in the parking and vehicle immobilization industries.

     Furthermore, because our common stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

     Additionally, at present, we have a very limited number of shares in our public float, and as a result, it could cause extreme fluctuations in the price of our common stock. Further, due to the limited volume of our shares which trade and our limited public float, we believe that our stock prices (bid, asked and closing prices) are entirely arbitrary, are not related to the actual value of the Company, and do not reflect the actual value of our common stock (and in fact reflect a value that is much higher than the actual value of our common stock). Shareholders and potential investors in our common stock should exercise caution before making an investment in the Company, and should not rely on the publicly quoted or traded stock prices in determining our common stock value, but should instead determine value of our common stock based on the information contained in the Company's public reports, industry information, and those business valuation methods commonly used to value private companies.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     In January 2005, the Company agreed to issue 3,000,000 restricted shares of the Company's common stock to London Finance Group, Ltd., a California corporation, pursuant to a Consulting Agreement. The Company plans to claim an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance will not involve a public offering, the recipients will take the shares for investment and not resale and the Company will take appropriate measures to restrict the transfer. No underwriters or agents will be involved in the foregoing issuance and no underwriting discounts or commissions will be paid by the Company.

     In January 2005, the Company issued 40,350,000 restricted shares of the Company's common stock to one individual and five entities in connection with the Exchange Agreement. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by the Company.

ITEM  5.01.  CHANGES  IN  CONTROL  OF  REGISTRANT

     As a result of the Exchange, the control of the Registrant shifted to the Company's current Chief Executive Officer, Marc Ebersole, who will exercise significant control of the Registrant.

           NAME                 NO.  OF  SHARES(1)               PERCENTAGE(1)
       Marc  Ebersole             30,500,000                         75.4%

(1) Subsequent to the Exchange, Mr. Ebersole transferred 1,100,000 shares to two individuals and 1,000,000 shares to his niece, Christine Ebersole, whose shares he disclaims beneficial ownership of, giving him total beneficial ownership of 30,500,000 shares of the Company's common stock.

(2)     Using  40,425,011  shares  outstanding  as  of  January   28,  2005,
        which does not include 3,000,000 shares which the Company has agreed to issue to London Finance Group, Ltd. (see Item 5.01 Other Events, Consulting Agreement).


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) - On January 14, 2005, Ari Kaplan resigned from his position as a Director of the Company, leaving Marc Ebersole as the sole Director and officer of the Company.


ITEM  8.01.  OTHER  EVENTS

EMPLOYMENT  AGREEMENT

     On November 4, 2004, Marc Ebersole, the Company's Chief Executive officer entered into an Employment Agreement with the Company ("Employment Agreement"). Mr. Ebersole's duties under the Employment Agreement include responsibility for the day to day operations of the Company and other duties associated with his position as the Company's Chief Executive Officer. The term of the Employment Agreement is for a period of five (5) years terminating on October 31, 2009. Under the Employment Agreement, Mr. Ebersole is entitled to One Hundred and Twenty Thousand dollars ($120,000.00) a year ("Basic Compensation") and an automobile allowance of $950.00 a month, until such time as Mr. Ebersole's vehicle is paid in full. Additionally, Mr. Ebersole is eligible for annual bonuses under the Employment Agreement, not to exceed Fifty percent (50%) of the Basic Compensation. The Company also agreed to reimburse Mr. Ebersole for all necessary and usual expenses incurred by him on behalf of the Company.

     Under the Employment Agreement, Mr. Ebersole is entitled to paid vacation days pursuant to the Company's vacation policies, which shall not exceed fifteen
(15) days per year. Unused vacation days shall expire at the end of each calendar year. Additionally, under the Employment Agreement, the Company agrees to indemnify Mr. Ebersole for all claims and causes of action asserted against him relating to his position as an officer and Director of the Company, including reimbursement for all of the fees and expenses of his counsel associated with such claims and causes of actions.

     In connection with the Employment Agreement and BH's acquisition of J&K from Mr. Ebersole and Mr. Pringle, Mr. Ebersole signed a covenant not to compete ("Covenant"). Under the Covenant, Mr. Ebersole agreed not to engage in, be employed in, or have any interest in any occupation or business similar to that of BH or ABS, within the Southeast United States, including Georgia, Alabama, Louisiana, Tennessee, Florida, South Carolina, North Carolina and any location where BH and/or ABS conduces valet parking, parking management and vehicle immobilization, for three (3) years from the date of the termination of this employment with the Company.

CONSULTING AGREEMENT

     On January 5, 2005, the Company entered into a Consulting Agreement with London Finance Group, Ltd., a California corporation ("London") for management consulting to assist the Company in its operations, strategy and in its negotiations with vendors, negotiating and structuring business sales and/or acquisitions, assisting the Company with customers and strategic partners and the implementation of the Company's business plan (the "Consulting Agreement"). The term of the Consulting Agreement will be until January 21, 2007, and after that date either London or the Company may terminate the Consulting Agreement upon at least 90 days written notice. Pursuant to the Consulting Agreement, London shall be paid a non-refundable retainer in the amount of Five Thousand dollars ($5,000) a month, issued 3,000,000 unregistered shares of the Company's common stock, and given warrants to purchase up to 1,000,000 shares of the Company's common stock at $0.10 per share, ("Warrants") which vested immediately on January 5, 2005. Under the Consulting Agreement, the Company agreed that the shares issued to London shall be registered as soon as practicable under a Form S-8 or any other form of registration statement if Form S-8 is not available in the reasonable opinion of the Company's Board of Directors or counsel.

     Additionally, under the Consulting Agreement, London will receive a fee Equal to Ten percent (10%) of the aggregate consideration paid by the Company for any acquisition or sale of any business, corporation or division ("Consulting Fee"). The Consulting fee shall be paid to London in connection with stock purchase agreements, merger agreements, plans of reorganizations, asset purchase agreements and licensing agreements ("Transactions"), and shall be paid to London when the consideration for these agreements is actually paid by or received by the Company. The aggregate consideration paid by the Company shall include all cash and stock paid to the seller or sellers upon closing of the transaction in addition to any contingent payments to the seller or sellers, for the purposes of determining the Consulting Fee. Additionally, London shall be entitled to share in any fees or commissions payable to third parties in connection with any Transaction, and under the Consulting Agreement, the Company agreed to waive any conflict of interest that may arise due to the dual representation by London.

     Under the Consulting Agreement the Company, with London's consent, may choose to issue London its Consulting Fee in restricted common stock or freely tradable registered common stock. Restricted common stock shall be issued to London in consideration for the Consulting fee at a rate equal to the lesser of
(i) Fifty percent (50%) of the market price of the Company's common stock on the day prior to the closing date of the Transaction, or (ii) $0.10 per share. Registered common stock, without restrictive legend shall be issued to London in consideration for the Consulting Fee at a rate equal to Seventy percent (70%) of the market price of the Company's common stock on the day prior to the closing of the Transaction.

     Additionally, under the Consulting Agreement, the Company agreed to give London piggy back registration rights in the event the Company shall file a registration statement with the Securities and Exchange Commission.

     The Company may terminate the Consulting Agreement at any time for cause, if London engages in gross and willful misconduct that is materially and significantly injurious to the Company, and, after written notice of such conduct, London fails to cure such conduct within Thirty (30) days. After giving notice to London, London will be entitled to a hearing in front of the Company's entire Board of Directors, whereby it will have the opportunity to hear the Board's reason for termination and be given a chance to rebut the changes against it. In the event the Company terminates the Consulting Agreement without cause, the Company shall be obligated to pay London liquidated damages in the amount of (a) $250,000 or (b) the greater of (i) 1,000,000 shares of common stock (subject to adjustment for any stock splits or combinations) which shall be registered with the Securities and Exchange Commission or (ii) the total value of all fees and other compensation paid or payable to London over the 12 months prior to the date given by the Company of its intended intent to terminate the relationship.

     In connection with the Consulting Agreement the Company signed an Indemnification Agreement, whereby it agreed to hold London, its affiliates, directors, officers, agents and employees, including any person which provides consulting or other services to the Company, from any losses, claims, damages, judgments, assessments, costs and other liabilities incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation in connection with the Transactions.

     In connection with the Consulting Agreement, the Company and London entered into a Warrant Agreement for 1,000,000 Warrants to purchase shares of the Company's common stock ("Warrant Agreement"). The Warrants granted to London vested immediately on January 5, 2005, and shall remain valid until January 5, 2009. Under the Warrant Agreement, London shall only be entitled to exercise its Warrants if after exercised, London will beneficially own shares representing no more than 4.99% of the Company's outstanding common stock, unless waived by the Company in writing. The Warrants are exercisable at a price of $0.10 per share. Additionally, London has cashless exercise rights pursuant to the Warrants, whereby it can exercise its rights under the Warrant Agreement by accepting less shares and without paying any cash to the Company. Additionally, the Company gave London piggyback registration rights in connection with the Warrants, which means if the Company decides to file a registration statement for its securities in the future, London can give notice to the Company and have any shares which it was issued pursuant to the Warrants included in any registration statement.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)  FINANCIAL  STATEMENTS  OF ABS HOLDING COMPANY, INC. AND BH HOLDING COMPANY,
INC.

     To  be  provided.

(B)  PRO  FORMA  FINANCIAL  INFORMATION

     To  be  provided.

(C)  EXHIBITS:

     10.1*          Stock  Exchange  Agreement
     10.2*          Junior  Convertible  Debenture  -  The  Morpheus  Trust
     10.3*          Junior  Convertible  Debenture  -  The  Gateway  Real Estate
                            Investment  Trust
     10.4*          Junior  Convertible  Debenture  -  Picasso,  LLC
     10.5*          Junior  Convertible  Debenture  -  Burton  Partners,  LLC
     10.6*          Junior  Convertible Debenture - Livingston Investments, Ltd.
     10.7*          Senior  Secured  Debenture  with  Hyde  Investments,  Ltd.
     10.8*          Security  Agreement
     10.9*          Marc  Ebersole's  Employment  Agreement
     10.10*         Marc  Ebersole's  Covenant  Not  To  Compete
     10.11*         Consulting Agreement
     10.12*         Warrant Agreement

*  Attached  hereto.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL  PARKING  SYSTEMS,  INC.

January   28,  2005


/s/  Marc  Ebersole
-------------------------
Marc  Ebersole
Chief  Executive  Officer